UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2015

LIFE TIME FITNESS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-32230	41-1689746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2902 Corporate Place Chanhassen, Minnesota	55317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 947-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 26, 2015, Life Time Fitness, Inc. (the “Company”) issued a press release relating to the proposed offering of senior notes (the “Offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the Offering, the Company is providing prospective purchasers with unaudited pro forma condensed consolidated financial statements giving effect to the pending acquisition of the Company by affiliates of Leonard Green & Partners and TPG Capital, L.P. (the “Acquisition”), and the contemplated financing transactions in connection with the Acquisition, which includes the Offering (the foregoing acquisition and financing transactions collectively referred to as the “Transactions”), as if the Transactions had occurred on January 1, 2014 (in the case of the unaudited pro forma condensed consolidated statements of operations) or March 31, 2015 (in the case of the unaudited pro forma condensed consolidated balance sheet). The unaudited pro forma condensed consolidated financial statements of the Company are attached hereto as Exhibit 99.2 and are incorporated by reference herein. This pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what the operating results or financial condition actually would have been had the Transactions been completed on the date indicated. In addition, the pro forma financial information does not purport to project our future operating results or financial condition. The pro forma financial information also does not contemplate changes in tax structure, accounting policies or the impact of non-recurring items directly related to the Transactions. This pro forma financial information should be read in conjunction with the historical consolidated financial statements of the Company.

The information contained under Item 7.01 in this Current Report on Form 8-K (this “Report”), including Exhibits 99.1 and 99.2, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in this Current Report on Form 8-K, including the information contained in Exhibits 99.1 and 99.2, does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

This Report, including Exhibits 99.1 and 99.2, contains forward-looking statements relating to our business and our financing plans. Words such as, but not limited to, “intends,” “planning,” “projected” or “expects” are used to identify these forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

The following Exhibits are being furnished herewith:

Exhibit	Description

99.1	Press release of Life Time Fitness, Inc., dated May 26, 2015

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE TIME FITNESS, INC.
Date: May 26, 2015
	By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Vice President, Senior Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Manner of Filing

99.1	Press release of Life Time Fitness, Inc., dated May 26, 2015	Filed Electronically

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements	Filed Electronically